As filed with the Securities and Exchange Commission on May 2, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

STADION INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

(Address of principal executive offices)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Proxy Statement
May __, 2011

Important Voting Information Inside

Stadion Managed Portfolio

Stadion Core Advantage Portfolio

Please vote immediately!

You can vote through the internet, by telephone, or
by mail.  Details on voting can be found on
your proxy card.

Stadion Investment Trust

1061 Cliff Dawson Road
Watkinsville, Georgia 30677

SPECIAL MEETING OF SHAREHOLDERS

Important Voting Information Inside!

TABLE OF CONTENTS

Letter from the President

Notice of Special Meeting of Shareholders

Proxy Statement

Proposal 1: To approve, with respect to each series of the Trust, a proposed new Investment Advisory Agreement with Stadion Money Management, LLC

Proposal 2: To elect four Trustees to serve on the Board of Trustees

Proposal 3: To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

Outstanding Shares and Voting Requirements

Additional Information on the Operation of the Funds

Other Matters

Exhibit A: Form of the proposed new Investment Advisory Agreement by and between the Trust on behalf of each series of the Trust with Stadion Money Management, LLC

Stadion Investment Trust

May __, 2011

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Stadion Investment Trust (the “Trust”), to be held at [4:00 p.m., Eastern time, on June 23, 2011] at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.  Formal notice of the Meeting appears after this letter, followed by the proxy statement.  We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided, voting by telephone or voting through the Internet at your earliest convenience.

Stadion Money Management, LLC (“Stadion”), the investment adviser to each series of shares of the Trust, the Stadion Managed Portfolio and the Stadion Core Advantage Portfolio (each a “Fund”, and collectively, the “Funds”), has entered into an agreement with investment entities (the “TA Funds”) controlled and managed by TA Associates, Inc. (“TA”) that provides for the acquisition by the TA Funds, in the aggregate, of a 54.37% interest in Stadion (the “Transaction”).

Stadion is excited about the Transaction for a number of reasons.  Under the terms of the Transaction, Stadion management will retain 45.63% of ownership, and does not expect any interruption of Stadion’s daily business.  Stadion’s portfolio management team will remain intact and in place, and will continue to manage the Funds using the same investment objectives and strategies that have been employed for years.  Stadion will also put in place a new equity incentive plan in order to broaden ownership among Stadion’s key investment and operational personnel.

TA has a 42-year history of investing in industry-leading companies, particularly in the financial services industry.  Since 1989, TA has invested in fourteen investment management firms resulting in TA being one of the most active private equity investors in the investment management sector.  We believe that the Transaction will provide the Adviser access to potential additional strategic resources and relationships that could broaden the depth and scope of Stadion’s operations and the distribution network for the Funds.

Under the Investment Company Act of 1940, the Transaction constitutes a “change of control” of Stadion and will, when effected, terminate the current investment advisory agreements between Stadion and the Trust.  The investment advisory agreements require that we obtain from shareholders of each Fund a new investment advisory agreement as a result of the Transaction.  The Trust’s Board of Trustees has approved the new investment advisory agreements and recommends that you vote “FOR” the new advisory agreements.

You are also being asked to vote on the election of four individuals to serve on the Trust’s Board of Trustees.  Three nominees currently serve as Trustees and one nominee is a new candidate for election to the Board of Trustees.  The Trust’s Board of Trustees recommends that you vote “FOR” the election of each of the nominees as Trustees of the Trust.

Your vote is important regardless of the number of shares you own.  In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote.  It is important that your vote be received no later than June ___, 2011.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
1) Read the proxy statement and have the enclosed proxy card at hand	1) Read the proxy statement and have the enclosed proxy card at hand
2) Call the toll-free number that appears on the enclosed proxy card	2) Go to the website that appears on the enclosed proxy card
3) Enter the control number that appears on the enclosed proxy card and follow the simple instructions	3) Enter the control number that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.  If you have any questions after considering the enclosed materials, please call [INSERT NUMBER].

Sincerely,

Judson P. Doherty, CFA
President

STADION INVESTMENT TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT 4:00 P.M., EASTERN TIME, ON [JUNE 23, 2011].  THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT HTTP://WWW.____.COM OR BY CALLING THE FUNDS AT __________

To the Shareholders of the Stadion Managed Portfolio and the Stadion Core Advantage Portfolio:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Stadion Managed Portfolio and the Stadion Core Advantage Portfolio (individual a “Fund” and collectively the “Funds”), each a series of  Stadion Investment Trust (the “Trust”) will be held at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, at [4:00 p.m., Eastern time, on June 23, 2011].  The purpose of the Meeting is to consider and vote on the following matters:

1.	To approve, with respect to each Fund, a proposed new Investment Advisory Agreement with Stadion Money Management, LLC.

2.	To elect four individuals to serve on the Board of Trustees of the Trust.

3.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on April 29, 2011 will be entitled to notice of and to vote at the Meeting or any adjournment thereof.  A proxy statement and proxy card solicited by the Trust are included herewith.

PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECCESSARY EXPENSE AND DELAY.  YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees,

Tina H. Bloom
Secretary
Stadion Investment Trust

Dated: May __, 2011

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Proxy Statement.  We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q.  What is happening? Why did I get this package of materials?

A.  The Stadion Managed Portfolio and the Stadion Core Advantage Portfolio (individually, a “Fund” and collectively, the “Funds”), each a series of the Stadion Investment Trust (the “Trust”), are conducting a special meeting of shareholders of the Trust (the “Meeting”) scheduled to be held at 4:00 p.m., Eastern Time, on [June __, 2011].

Q:  What am I being asked to vote on?

A:  You are being asked to approve the following proposals: (i) a new investment advisory agreement (collectively, the “New Advisory Agreements”) for each of the Funds, with Stadion Money Management, LLC the (“Advisor”) to become effective upon the closing of the proposed transaction (the “Transaction”) between the Advisor and certain investment entities (the “TA Funds”) controlled and managed by TA Associates, Inc. (“TA”) whereby the TA Funds will acquire, collectively, a majority ownership interest of the Advisor; and (ii) the election of four nominees to serve as members of the Board of Trustees of the Trust (the “Board of Trustees”).

Q.  How does the Board of Trustees recommend that I vote with respect to each Proposal?

A.  After careful consideration of the proposals, the Board of Trustees, including all of the independent trustees, recommends that you vote FOR each of the Proposals.

Q:  Why am I being asked to vote on the New Advisory Agreements?

A:  The Advisor and Stadion Money Management, Inc., the Advisor’s parent company (“Stadion Inc.”), entered into a Unit Purchase Agreement with the TA Funds regarding the Transaction on April 21, 2011.  Under the terms of the Transaction, the TA Funds will acquire, collectively, 54.37% of the equity interests of the Advisor when the Transaction closes on or around June 30, 2011.  Although the Advisor’s current portfolio management team will remain in place following the Transaction, TA Funds’ new ownership position will result in a “change of control” of the Advisor that will terminate the Advisor’s current investment advisory agreements with the Trust on behalf of each of the Funds (the “Current Advisory Agreements”).

The Board of Trustees, after careful consideration, has approved the New Advisory Agreements to replace the Current Advisory Agreements when they terminate at the closing of the Transaction.  However, under the Investment Company Act of 1940, as amended (the “1940 Act”), the New Advisory Agreements require shareholder approval in order to become effective.  Therefore, the Board is submitting the New Advisory Agreements to a vote of the shareholders of each Fund.  As a shareholder of one or more of the Funds, you are entitled to vote on the New Advisory Agreement for each Fund in which you own shares.

Q.  Does the Board of Trustees recommend that shareholders vote to approve the New Advisory Agreement?

A.  Yes, the Board of Trustees unanimously recommends that the shareholders of each Fund vote to approve their Fund’s New Advisory Agreement.  The various factors the Board of Trustees considered in making this determination are described in the Proxy Statement.

Q:  When would the New Advisory Agreements take effect?

A:  If approved by shareholders of each Fund, the New Advisory Agreements would take effect if and when the Transaction is completed. Currently, this is expected to occur on or about June 30, 2011.

Q:  How will the Transaction affect shareholders of the Funds?

A:  The Advisor has no present intention to make any changes in the operations of, or fees charged to, the Funds. The Advisor believes that TA will offer additional resources to the Advisor that may benefit the Funds, including, without limitation, the potential for additional strategic resources and relationships that could broaden the depth and scope of Stadion’s operations and the distribution network for the Funds.

Q:  How do the New Advisory Agreements differ from the Current Advisory Agreements?

A:  The terms and conditions of the New Advisory Agreements are substantially identical to those of the Current Advisory Agreements, and differ only with respect to the changes described below, none of which management of the Trust believes to be material:

1)	A change in the effective date and the termination date;

2)	An update to reflect the Advisor’s name as the investment advisor; and

3)	The removal of provisions related to a previous name change of Stadion Inc., the Trust and the Funds from “PMFM” to “Stadion”.

Q:  Will the approval of the Fund’s New Advisory Agreements change the total fees payable under the Fund’s Current Advisory Agreement?

A:  No. The total fees, including waivers and expense reimbursements, payable to the Advisor under the New Advisory Agreements will be the same as the fees paid under the Current Advisory Agreements.

Q:  How will the approval of the New Advisory Agreements change the management of the Fund?

A:  It is contemplated that the current management of each Fund will not change with the approval of the New Advisory Agreements.  Upon the approval of the New Advisory Agreements, each Fund will continue to be managed by the Advisor and its portfolio management team of Timothy A. Chapman, Judson P. Doherty, Gregory L. Morris and Brad A. Thompson.

Q:  Why are shareholders of the Funds being asked to elect trustees?

A:  The Board of Trustees has approved the expansion of the membership of the Board of Trustees from three to four members to permit 75% of the members of the Board of Trustees to be not “interested” Trustees (as defined under the 1940 Act) in order to satisfy the requirements in Section 15(f) of the 1940 Act regarding change of control transactions. The nominees for trustee positions are James M. Baker, Norman A. McLean, Gregory L. Morris and Ronald C. Baum.

The Board of Trustees, after careful consideration, is asking the shareholders to vote on election of all four nominees in accordance with provisions of the Trust’s governing documents and applicable law.  Information regarding the qualifications of each nominee is set forth below under Proposal 2.

Q:  Who is eligible to vote?

A:  Shareholders of record at the close of business on April 29, 2011 are entitled to be present and to vote at the Meeting.  Each share of record of each Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting, except that each Fund’s shareholders will only vote on the New Advisory Agreement for such Fund.

Q:  How do I ensure that my vote is accurately recorded?

A:  You may attend the Meeting and vote in person or you may vote by telephone or Internet or complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. If you specify a vote on any of Proposals 1 or 2, your proxy will be voted as you indicate, and any Proposals for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals.

Q:  May I revoke my proxy?

A:  You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q:  What will happen if there are not enough votes to have the Meeting?

A:  It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than ______, to ensure there is a quorum for the Meeting.  If we do not receive your proxy card(s) in a few weeks, you may be contacted by officers of the Trust or the Advisor or a proxy solicitor, who will remind you to vote your shares.  If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the New Advisory Agreements, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:  What happens if the proposals are not approved?

A:  The closing of the Transaction is contingent upon a number of customary conditions, including approval by shareholders of the Funds of the New Advisory Agreements.  If the closing conditions are not satisfied or waived, the Transaction will not close.  If the Transaction does not close, Proposal 1 will not take effect.

Q:  Who will pay for the proxy solicitation?

A:  The Advisor will pay for the proxy solicitation, legal and other costs associated with the solicitation of the proposals. The Funds will not bear any of these costs.

Q:  Whom should I call for additional information about the Proxy Statement?

A:  If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call _____________.

STADION INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 23, 2011

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of Stadion Investment Trust (the “Trust”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of the Stadion Managed Portfolio and the Stadion Core Advantage Portfolio (individually, a “Fund” and collectively, the “Funds”), each a series of the Trust, or at any adjournment thereof.  The principal address of the Trust is 1061 Cliff Dawson Road, Watkinsville, Georgia 30677.  This proxy statement and form of proxy were first mailed to shareholders on or about May __, 2011.

The Meeting is being held for the purpose of considering the approval of new investment advisory agreements for the Funds as a result of a proposed transaction (the “Transaction”) whereby investment entities (the “TA Funds”) controlled and managed by TA Associates, Inc. (“TA”) will acquire, collectively, a majority interest in Stadion Money Management, LLC (the “Advisor”).  The TA Funds include TA XI SMM AIV, L.P., a Delaware limited partnership, TA AP VI SMM AIV, L.P., a Delaware limited partnership, TA Strategic Partners Fund II, L.P., a Delaware limited partnership, TA Strategic Partnership Fund II-A, L.P., a Delaware limited partnership and TA Investors III, L.P., a Delaware limited partnership.  The Meeting is also being held for the purpose of electing four individuals to serve on the Trust’s Board of Trustees.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein.  A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal.  A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

The Trust has retained Broadridge Investor Communication Solutions, Inc. ("Broadridge") to solicit proxies for the Meeting.  Broadridge is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.  The anticipated cost of these services is approximately $________, and will be paid by the Advisor.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust without cost to the Trust.  Such solicitation may be by telephone, facsimile or otherwise.  It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies.  The Advisor will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	TO APPROVE, WITH RESPECT TO EACH FUND, A PROPOSED NEW ADVISORY AGREEMENT WITH STADION MONEY MANAGEMENT, LLC

Background.  Prior to April 12, 2011, Stadion Money Management, Inc. (“Stadion Inc.”), the Advisor’s parent corporation, formed the Advisor as part of its internal corporate reorganization and subsequently transferred to the Advisor substantially all of Stadion Inc.’s  investment advisory business (the “Recent Transfer”), including its investment advisory agreements with the Funds.  As a result of the Recent Transfer, the Advisor became the investment adviser to the Funds.  The Recent Transfer did not result in a change of actual control or management of the Advisor or the nature of the investment advisory services provided to the Funds.  Accordingly, the Recent Transfer was not considered an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), and did not result in a termination of the investment advisory agreements between the Funds and Stadion Inc., or, following the Recent Transfer, the Advisor.

Terms of the Transaction with the TA Funds.  On April 21, 2011, the Advisor, Stadion Inc. and the TA Funds entered into a Unit Purchase Agreement whereby the TA Funds will acquire a majority equity interest in the Advisor (the “Transaction”).

The consummation of the Transaction is subject to the satisfaction or waiver of various conditions, including, but not limited to, obtaining shareholder approval of new investment advisory agreements for the Funds.  The consummation of the Transaction is also subject to the satisfaction or waiver of, among other things, the following conditions: the receipt of consents to transfer certain of the Advisor’s other investment advisory agreements, the adoption by the Advisor of an equity incentive plan, the fulfillment of pre-closing covenants in all material respects, the accuracy of representations and warranties made in the Unit Purchase Agreement at the time of closing and no material adverse change in the Advisor shall have occurred prior to closing.  No changes to the Advisor’s portfolio management team, method of operations or the Advisor’s location are contemplated.

Upon the completion of the Transaction, the TA Funds will collectively own 54.37% of the Advisor, and Timothy A. Chapman, the current majority and controlling shareholder of Stadion Inc., will continue to own or control 37.18%1 of the Advisor.

Assignment and Termination of the Current Advisory Agreements. Under the 1940 Act, a transaction that results in a change of control or management of an investment adviser may be deemed an “assignment.”  The 1940 Act further provides that an investment advisory agreement

1 Upon the completion of the Transaction, Mr. Chapman will own 33.84% of the equity interests of the Advisor indirectly through his equity interest in Stadion Inc. and will control an additional 3.34% of the Advisor indirectly through his control of an irrevocable grantor trust’s equity interest in Stadion Inc.  Further, upon the completion of the Transaction, Judson P. Doherty, President and Chief Financial Officer of the Advisor, will own 4.23% of the equity interests of the Advisor indirectly through his equity interest in Stadion Inc.

will automatically terminate in the event of its assignment.  Consummation of the Transaction will result in a “change of control” of the Advisor for purposes of the 1940 Act and will result in an “assignment” and termination of the Funds’ current investment advisory agreements with the Advisor (the “Current Advisory Agreements”).  The Board of Trustees recommends that new investment advisory agreements (the “New Advisory Agreements”) between the Trust and the Advisor, on behalf of each Fund, be approved by shareholders of the applicable Fund.

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied.  First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor advisor), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).  No such compensation arrangements are contemplated as a result of the Transaction.

The second condition is that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Trust’s Board of Trustees must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act.  Assuming the nominees recommended to the shareholders under Proposal 2 are elected, the constitution of the Board of Trustees will satisfy the foregoing condition.  Under the terms of the Unit Purchase Agreement, no interested person of the Advisor within the meaning of the 1940 Act may serve on the Board of Trustees of the Trust during such period if such service would cause this condition to be violated.

Current Advisory Agreements.  The Advisor currently provides investment advisory services to the Funds pursuant to the Current Advisory Agreements, which are substantially identical to each other in all material respects.  Each of the Current Advisory Agreements is dated March 21, 2007, and was amended and restated as of June 1, 2009 to reflect a change in Stadion Inc.’s name.  The Current Advisory Agreements were last submitted to and approved by shareholders of the Funds on February 28, 2007.  The continuance of the Current Advisory Agreements was last approved by the Board of Trustees, including a majority of the members of the Board of Trustees (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined in the 1940 Act, of the Trust (the “Independent Trustees”) on January 18, 2011.

In addition, the Advisor and the Trust have entered into expense limitation agreements (the “Expense Limitation Agreements”) under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the annual operating expenses of Class A shares and Class C shares of the Funds (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses, and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.70% of the average daily net assets allocable to each class until October 1, 2011.  It is expected that the Expense Limitation Agreements will continue from year to year provided such continuance is approved by the Board of Trustees; provided, however, the Trust may terminate the Expense Limitation Agreements at any time and the Advisor may also terminate such agreements at the end of the then-current term upon not less than 90 days’ notice to the Trust.

New Advisory Agreements.   The terms and conditions of the New Advisory Agreements are substantially identical to those of the Current Advisory Agreements and differ only with respect to the changes described below, none of which management of the Trust believes to be material:

1)	A change in the effective date and the termination date.

2)	An update to reflect the Advisor’s name as the investment adviser.

3)	The removal of provisions related to a previous name change of Stadion Inc., the Trust and the Funds from “PMFM” to “Stadion”.

The Trust will enter into a New Advisory Agreement with the Advisor with respect to each Fund, which will contain substantially identical terms and conditions.  Under the New Advisory Agreements, the Advisor will manage the investment and reinvestment of assets of the Funds, select the securities to be purchased, retained or sold by the Funds, and, upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Advisor and the investment objectives, policies and restrictions of the Funds.  Under the New Advisory Agreements, the Advisor will receive from each Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of such Fund up to $150 million and 1.00% of such assets over $150 million.  This is the same fee that the Advisor currently receives from each Fund under its Current Advisory Agreement.  During the fiscal year ended May 31, 2010, the Stadion Managed Portfolio paid to the Advisor advisory fees of $3,234,967 and the Stadion Core Advantage Portfolio paid to the Advisor (net of voluntary fee waivers and expense reimbursements) advisory fees of $371,124.

If the New Advisory Agreements are approved by shareholders of each Fund, they will become effective upon the consummation of the Transaction.  The New Advisory Agreements provide that they will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the applicable Fund.  In either event, continuance of the New Advisory Agreements must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.  The New Advisory Agreements may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the applicable Fund, or by the Advisor.  The New Advisory Agreements

automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreements provide that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or a Fund in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or  gross negligence on its part in the performance of, or from reckless disregard by it of its obligation and duties under the agreement.

In the event the Transaction is not consummated for any reason, the Advisor will continue to serve as the investment advisor of the Funds pursuant to the terms of the Current Advisory Agreements.

The form of the proposed New Advisory Agreements is attached as Exhibit A.  The descriptions of the New Advisory Agreements set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit A.

Information Concerning TA and the TA Funds.

Each of the TA Funds is a Delaware limited partnership having a principal office at John Hancock Tower, 56th Floor, 200 Clarendon Street, Boston, Massachusetts 02116.  The general partner of TA XI SMM AIV, L.P. is TA Associates XI, L.P.  The general partner of TA AP VI SMM AIV, L.P. is TA Associates, AP VI L.P.  The general partner of TA Strategic Partners Fund II, L.P. and TA Strategic Partners Fund II-A, L.P. is TA Associates SPF II L.P.  The general partner of TA Associates XI, L.P., TA Associates, AP VI L.P., TA Associates SPF II L.P. and TA Investors III, L.P. is TA.

TA is a Delaware corporation having a principal office at John Hancock Tower, 56th Floor, 200 Clarendon Street, Boston, Massachusetts 02116.  Founded in 1968, TA is one of the oldest and largest private equity firms in the world, having a $16 billion capital base and four offices worldwide.

Evaluation by the Board of Trustees

At a meeting held on April 11, 2011, the Advisor and TA presented the preliminary terms of the Transaction, including the proposed terms of the acquisition of a majority of the equity interests of the Advisor by the TA Funds.  For this meeting, the Board of Trustees requested and received such information from the Advisor and TA as the Trustees believed was reasonably necessary to understand the Transaction and the potential effects on the Trust and the Funds from the Transactions.  The Board of Trustees discussed these matters with the Advisor and TA, including, without limitation, the potential benefits the Advisor would receive from TA’s resources, relationships and experience investing in investment management firms, and the potential benefits from the Transaction for the Funds.  As part of the discussion, the Advisor and TA stressed that no changes were anticipated in the Advisor’s operations, portfolio management team or approach to the Funds as a result of the Transaction.

Following the initial meeting, the Board of Trustees reviewed and considered the information and materials presented and provided by the Advisor and TA regarding the Transaction before convening an in-person follow-up meeting on April 22, 2011 to make a final review of the terms of the proposed Transaction and to consider the proposed New Advisory Agreements.  For this meeting, the Trustees requested additional information from the Advisor and TA as the Trustees believed was reasonably necessary to evaluate the terms of the New Advisory Agreements and whether the agreements are in the best interests of each Fund and its shareholders. Following presentations by the Advisor and TA, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the New Advisory Agreements and recommended approval of the New Advisory Agreements to the respective Fund's shareholders.

In determining whether to approve each New Advisory Agreement, the Trustees considered, among other things: (1) the nature, extent and quality of the services to be provided by the Advisor; (2) the investment performance of the Funds and the Advisor, (3) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Funds; (4) the extent to which economies of scale would be realized as a Fund grows and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors; and (5) the likely effects of the Transaction with TA on the Funds and their shareholders.  Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Independent Trustees who is experienced in investment company and securities law matters.

(i)
The nature, extent, and quality of the services provided by the Advisor.  In this regard, the Board considered the responsibilities the Advisor would have under the New Advisory Agreements.  The Board noted that the Advisor’s responsibilities would remain the same as under the Current Advisory Agreements. Accordingly, the Board reviewed the services being provided by the Advisor to the Funds including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds by the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution.  The Board noted that many of the Trust’s executive officers are employees of the Advisor, and (with the exception of the Chief Compliance Officer) serve the Trust without additional compensation from the Funds.  After reviewing the foregoing information and further information in the materials provided to the Board by the Advisor (including descriptions of the Advisor’s business and the Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Funds.

(ii)
The investment performance of the Funds and Advisor.  In this regard, the Board compared the performance of each Fund with the performance of benchmark indices, comparable peer group averages and mutual funds considered by the Advisor to be competitors of the Funds.  The Board considered the performance of other funds in the Funds’ Morningstar categories, and the Funds’ Morningstar ratings; however, the Board noted that comparisons with other funds in the Funds’ Morningstar categories were not necessarily appropriate considering the Funds’ unique investment approach.  The Board also considered the consistency of the

Advisor’s management of each Fund with the Fund’s investment objective and policies.  Following discussion of the short and long-term investment performance of each Fund, the Advisor’s experience in managing the Funds and separate accounts, the Advisor’s historical investment performance and other factors, the Board concluded that the investment performance of the Funds and the Advisor has been satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds.  In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset levels of the Funds; the Advisor’s prior payment of startup costs for the Funds, the rapid growth of the Stadion Managed Portfolio and the less rapid growth of the Stadion Core Advantage Portfolio; and the overall expenses of the Funds, including certain fee waivers and expense reimbursements by the Advisor on behalf of the Funds.  The Board discussed each Fund’s Expense Limitation Agreement with the Advisor, and considered the Advisor’s past fee waivers with respect to each Fund.

The Board compared the fees and expenses of each Fund (including the management fee) to a peer group of other funds considered by the Advisor to be competitor funds. The Board also considered the fees and expenses of funds in the Funds’ Morningstar categories, although the Board noted that the Funds’ relatively unique investment strategies and approaches raised questions about the usefulness of these comparisons.  The Board also compared the fees paid by each Fund as compared to the fees paid by other clients of the Advisor, and considered the similarities and differences of services received by such other clients as compared to the services received by the Funds.

The Board considered the Advisor’s profitability, including the Advisor’s recent growth and changes in the Advisor’s profitability over recent years, taking into account the extent to which the Funds generate revenue and profits for the Advisor.  In this regard, the Board considered not only the Advisor’s profitability, but also the Advisor’s changes in expenses as the Advisor grows.  Finally, the Board considered the impact, or potential impact, of the Transaction on the Advisor’s profitability and potential profitability.

The Board also considered potential benefits to the Advisor other than management fees from managing the Funds, including promotion of the Advisor’s name and the ability for the Advisor to place small accounts into the Funds.

Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Advisor by each Fund are appropriate and within the range of what would have been negotiated at arm’s length.

(iv)
The extent to which economies of scale would be realized as the Funds grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors.  In this regard, the Board considered that each Fund’s fee arrangements with the Advisor involve both a management fee and an Expense Limitation Agreement.  In connection with the Stadion Core Advantage Portfolio, the Board determined that the Fund has continued to experience benefits from the Expense Limitation Agreement.  In connection with the Stadion Managed Portfolio, the Board noted that, although the assets of the Fund have grown to a level where the Advisor is receiving its full fee, the Stadion Managed Portfolio has experienced benefits from the Expense Limitation Agreement in prior years.  The Board also considered the benefit to the Funds of the existing fee breakpoints for each Fund, and considered breakpoints applied by some of the Funds’ competitor funds.  Going forward, the Board noted that each Fund has the potential to benefit from economies of scale under its agreements with the Advisor and other service providers.  However, the Board also considered that, due to the Advisor’s size and unique investment approach, the Advisor’s potential to benefit from economies of scale is mitigated by the additional complexities faced by the Advisor as assets under management increase.  The Board also considered the Advisor’s efforts on behalf of the Funds in recent years and whether the Funds’ recent growth could slow or be reversed in the near- or long-term.  Following further discussion of the Funds’ asset levels, expectations for growth and levels of fees, the Board determined that the Funds’ fee arrangements with the Advisor continue to provide benefits through the Expense Limitation Agreement and that, at the Funds’ current and projected asset levels for the next two years, the Funds’ arrangements with the Advisor are fair and reasonable.

(v)
The likely effects of the Transaction with the TA Funds on the Funds and their shareholders.  The Board considered the history, reputation, qualifications and background of the Advisor and TA and their respective financial conditions, as well as the qualifications of their personnel.  The Board also considered the potential resources of TA that may be afforded the Advisor as a result of the Transaction.  The Board noted that TA offers potential strategic guidance and a significant network of contacts to its portfolio of companies, and that the additional resources could expand the extent and quality of services provided to the Funds by the Advisor.

In making the determination to approve the New Advisory Agreements and to recommend approval to shareholders of the Trust, the Board of Trustees considered the Advisor’s representations that (i) the Transaction should benefit the Advisor and the Funds by preserving the Advisor’s independent management structure and portfolio management style, while providing stability from a strengthening balance sheet and increased resources for the Advisor’s operations; (ii) the Transaction should not materially affect the advisory operations of the Advisor or the level or quality of advisory services provided to the Funds; (iii) the same personnel of the Advisor who currently provide services to the Trust will continue to do so after the Transaction; (iv) the commitment of the Advisor to pay or reimburse the Trust for the expenses incurred in connection with the

Transaction; (v) the Advisor and TA’s agreement to indemnify the Funds with respect to certain aspects of the Transaction and the information provided for this Proxy Statement; and (vi) the Trust will not be subject to any undue burden as a result of the Transaction.

The Trustees also determined that the scope, quality, and nature of services, to be provided by the Advisor, and the fees to be paid to the Advisor, under the New Advisory Agreement will be substantially similar to the scope, quality and nature of services provided, and fees paid, under the Current Advisory Agreements.  Following its consideration of all of the foregoing, the Board of Trustees unanimously approved the New Advisory Agreements and recommended approval of the New Advisory Agreements by shareholders of each Fund, such New Advisory Agreements to become effective if and when the Transaction closes.  No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreements and recommend approval to the Funds’ respective shareholders.  Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the New Advisory Agreements was in the best interests of each Fund and its shareholders.

The Board of Trustees recommends that shareholders of each Fund vote FOR the New Advisory Agreements.

PROPOSAL 2:	TO ELECT FOUR TRUSTEES TO SERVE ON THE BOARD OF TRUSTEES

The Nominating Committee of the Board of Trustees (the “Nominating Committee”), which is comprised of the Independent Trustees of the Trust, is responsible for nominating, selecting and appointing Independent Trustees to stand for election at appropriate meetings of the shareholders of the Trust.  The Nominating Committee has recommended, with the approval of the Board of Trustees, that the following individuals stand for election by shareholders of the Funds:  James M. Baker, Norman A. McLean, Gregory L. Morris and Ronald C. Baum (the “Nominees”), who are described herein.  The Nominating Committee has nominated such individuals and the Board and the Nominating Committee recommend that you vote in favor of their election.  Except for Mr. Baum, all Nominees are currently Trustees and have served in that capacity for the length of time indicated in the table below.

The 1940 Act requires that that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Trust’s Board of Trustees must not be “interested persons” of the Advisor or predecessor investment advisor within the meaning of the 1940 Act.  To ensure continued compliance with the forgoing requirement, shareholders are being asked at this Meeting to elect the four Nominees.  The term of office of each Nominee will be until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until his successor is elected and qualified.  Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election.

The Trust’s current Independent Trustees recommended Ronald C. Baum to the Nominating Committee.  On April 22, 2011, the Nominating Committee met to review pertinent information on the nomination of Mr. Baum to the Board of Trustees. After considering Mr. Baum’s background and experience, the Nominating Committee nominated and selected Mr. Baum for election as a Trustee.  The Board of Trustees recommends that Mr. Baum be elected to serve as a Trustee of the Trust.

The Board of Trustees Generally

The By-Laws of the Trust provide that the Board of Trustees shall consist of not fewer than the minimum number of Trustees permitted by applicable law nor more than fifteen Trustees, with the exact number being set from time to time by the Board.  The Board currently consists of three Trustees (Mr. Baker, Mr. McLean and Mr. Morris).

The Board of Trustees oversees the management of the Trust and meets quarterly to review reports about the Trust’s operations, or more frequently if necessary.  The Board of Trustees provides broad supervision over the affairs of the Trust.  The Board of Trustees, in turn, elects the officers of the Trust to actively supervise the Funds’ day-to-day operations.  Subject to the 1940 Act and applicable Delaware law, the Trustees may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate.  The Trustees may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine.  The Trustees may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust.

The Declaration of Trust for the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, except that no Trustee or officer shall be indemnified against any liability to the Trust or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office or if it is determined that the Trustee or officer has not acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

Information Regarding the Nominees and Officers of the Trust.  The Nominating Committee and the Board have considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  Set forth below is a summary of the specific experience, qualifications, attributes and/or skills for each Trustee.  The Nominating Committee and the Board have determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Independent Trustee Nominees
James M. Baker
Mr. Baker has business experience as president of a real estate development company and asset management company, and board and business experience as a director of a state chartered bank.  In addition, he has served on a number of other boards and advisory committees.

Norman A. McLean
Mr. McLean has business experience as a director of marketing and public relations for a health care system, and previously as an associate director for marketing of a state university athletic association.

Ronald C. Baum, CPA	Mr. Baum has business and accounting experience as a Managing Partner of a public accounting firm.

Interested Trustee Nominee
Gregory L. Morris
Mr. Morris has experience as an investor, including his roles as principal and portfolio manager of the Advisor and, previously, as a trustee, vice president and treasurer of another investment company.

The following is a list of the Nominees, as well as the executive officers of the Trust. The business address of each Nominee and executive officer is 1061 Cliff Dawson Road, Watkinsville, Georgia 30677.  Each Nominee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated as such below.  The other Nominees are Independent Trustees; that is, they are not considered “interested persons” of the Trust under the 1940 Act because they are not employees or officers of, and have no financial interest in, the Trust’s affiliates or its service providers.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Director or Nominee
INDEPENDENT TRUSTEES
James M. Baker (age 59)	Trustee and Nominee	Since June 2003	Mr. Baker has been the President of Baker & Lassiter, Inc. (real estate development and management) since 1994.	2	Mr. Baker serves as a director of Resurgens Bank, a closely held state chartered bank.
Ronald C. Baum (age 70)	Nominee	-----	Mr. Baum was a Managing Partner of Grant Thornton LLP (public accounting) from 1987 through 2002.	2*	-----
Norman A. McLean (age 56)	Trustee and Nominee	Since June 2003	Mr. McLean has been the Director of Marketing/ Public Relations for St. Mary’s Health Care System (health care) since September 2005.	2	-----
INTERESTED TRUSTEE**
Gregory L. Morris (age 63)	Chairman, Trustee and Nominee	Since June 2007	Mr. Morris has been a portfolio manager of the Advisor since November 2004.	2	-----

EXECUTIVE OFFICERS
Judson P. Doherty (age 42)	President (Principal Executive Officer)	President since June 2006; Chief Compliance Officer from 2004 to 2010.
Mr. Doherty has been President of the Advisor since 2007 and its Chief Financial Officer since 2001.  He also was the Chief Compliance Officer of the Advisor from 2004 to 2010 and is a member of the Funds’ portfolio management team.
				n/a	-----
Timothy A. Chapman (age 50)	Treasurer (Principal Financial Officer)	Since June 2006	Mr. Chapman is the Chairman of the Board and Chief Executive Officer of the Advisor. He has been a portfolio manager of the Advisor since February 1993.	n/a	-----
Tina H. Bloom (age 42)	Secretary	Since April 2011
Ms. Bloom has been Vice President of Ultimus Fund Solutions, LLC, a registered transfer agent and the Trust’s administrator, and Ultimus Fund Distributors, LLC, the Trust’s principal underwriter, since July 2006.
				n/a	-----
Michael D. Isaac (age 35)	Chief Compliance Officer	Since April 2010
Mr. Isaac is the Chief Compliance Officer of the Advisor.  Previously, he was Chief Compliance Officer of J.P. Turner & Company LLC (a broker/dealer) from 2006 to 2010 and a Compliance Specialist at the National Association of Securities Dealers, Inc. (now the Financial Industry Regulatory Authority or FINRA) from 1999 to 2006.
				n/a	-----

*	Reflects number of Funds that would be overseen by Mr. Baum if he is elected to the Board.

**	Mr. Morris is an Interested Trustee because he is an employee of the Advisor.

         Board Leadership Structure, Risk Oversight and Committee Arrangements

The Trust’s Board currently includes two Independent Trustees and one Interested Trustee, Mr. Morris, who is Chairman of the Board.  The proposed addition of Mr. Baum would bring the total number of Independent Trustees to three.  The Board has not appointed an Independent

Trustee to serve as lead Independent Trustee because, among other things, the Board’s current and historical small size and the small number of Funds in the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increase.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. During these meetings, the Board receives reports from Trust management, the Funds’ administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (as discussed in more detail below). Each of these committees is comprised entirely of Independent Trustees. During the last fiscal year, the Board of Trustees held four regular quarterly meetings and one special meeting.

Audit Committee:  Each of the Independent Trustees currently serving on the Board is a member of the Audit Committee.  It is anticipated that Mr. Baum will also serve on the Audit Committee, if elected to the Board.   The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent accountants on behalf of the Board.  The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met one time during the Funds’ last fiscal year

Nominating Committee:  Each of the Independent Trustees currently serving on the Board is a member of the Nominating Committee.  It is anticipated that Mr. Baum will also serve on the Nominating Committee, if elected to the Board.  The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust.  In considering candidates for nomination to the Board of Trustees, the Nominating Committee generally considers a candidate’s experience, qualifications, attributes, skills and potential to effectively participate in and contribute to the Board’s functions and oversight of the Trust, and will recommend candidates to the Board as appropriate.  The Nominating Committee meets only as necessary and met one time during the Funds’ last fiscal year.  The Nominating Committee’s policy is to not consider nominees recommended by shareholders of the Trust. The Nominating Committee does not have a charter.

Proxy Voting Committee:  Each of the Independent Trustees currently serving on the Board is a member of the Proxy Voting Committee.  It is anticipated that Mr. Baum will also serve on the

Proxy Voting Committee, if elected to the Board.  The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Advisor, principal underwriter or an affiliated person of the Funds, the Advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Beneficial Ownership of Shares of the Funds.  The table below shows, for each Trustee, the value of shares of the Funds beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of April 29, 2011, and stated as one of the following ranges:

A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee	Fund	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
INDEPENDENT TRUSTEES
James M. Baker	Stadion Managed Portfolio
Stadion Core Advantage Portfolio
Norman A. McLean	Stadion Managed Portfolio
Stadion Core Advantage Portfolio
Ronald C. Baum	Stadion Managed Portfolio
Stadion Core Advantage Portfolio
INTERESTED TRUSTEE
Gregory L. Morris	Stadion Managed Portfolio
Stadion Core Advantage Portfolio

Ownership In Fund Affiliates.  As of April 29, 2011, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Advisor, the Funds’ principal underwrites or any affiliate of the Advisor or the principal underwriter (other than the Funds).

Compensation.  Officers of the Trust and the Trustees who are interested persons of the Trust or the Advisor receive no salary from the Trust.  Independent Trustees receive $1,250 from each Fund per meeting attended and a $5,000 annual retainer paid quarterly.  Half of the fees received by the

Independent Trustees are invested in shares of the applicable Fund on the date they are received.  The Funds reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The table below reflects the amount of compensation received by each Trustee during the fiscal year ended May 31, 2010.

Name of Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES
James M. Baker	$3,800	None	None	$3,800
Norman A. McLean	$3,800	None	None	$3,800
INTERESTED TRUSTEE
Gregory L. Morris	None	None	None	None

*  Each Trustee serves as trustee to the two Funds of the Trust.

PROPOSAL 3:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date.  The Board of Trustees has fixed the close of business on April 29, 2011 (the “Record Date”) as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof.  Each Fund offers three classes of shares, Class A, Class C and Class I shares.  As of the Record Date, there were _______________ shares of beneficial interest of the Trust outstanding, comprised of _________ shares of the Stadion Managed Portfolio and ____________ shares of the Stadion Core Advantage Portfolio.  All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders.  [insert 5% shareholders].  No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Trust (or either Fund) on the Record Date.

Quorum.  A quorum is the number of shares legally required to be at a meeting in order to conduct business.  The presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the Meeting.  Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date.  If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of the Trust and of each Fund) is present at the Meeting, the vote of a majority of the outstanding shares of a Fund is required for approval of the New Advisory Agreement with respect to that Fund (Proposal 1).  If a quorum is present at the Meeting, the vote of a plurality of the Trust’s shares represented at the Meeting is required for the election of Trustees (Proposal 2).   The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal.  “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting.  Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein.  On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially ___% of the outstanding shares of the Stadion Managed Portfolio and ___% of the outstanding shares of the Stadion Core Advantage Portfolio.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUNDS

Investment Advisor

Stadion Money Management, LLC, with its principal place of business at 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, serves as the investment advisor to the Funds.  Timothy A. Chapman, the principal executive officer of the Advisor, currently owns an indirect controlling interest in the Advisor, and serves as its Chief Executive Officer.  Mr. Chapman is also Treasurer and Principal Financial Officer of the Trust.

Following the consummation of the Transaction, Mr. Chapman will own and control, indirectly through his interest in Stadion Inc., 37.18% of the outstanding equity interests of the Advisor, and the TA Funds will, collectively, own 54.37% of the outstanding equity interests of the Advisor.   TA, with its principal place of business at John Hancock Tower, 56th Floor, 200 Clarendon Street, Boston, Massachusetts 02116.  No stockholder, director or officer of TA has voting or investment power with respect to the equity interests in the Advisor held by the TA Funds. Voting and investment power with respect to such equity interests is vested in a four-person investment committee consisting of the following employees of TA:  Messrs. M. Roy Burns, Jeffrey T. Chambers, A. Bruce Johnston and Roger B. Kafker.  Mr. Chambers, Mr. Johnston and Mr. Kafker are Managing Directors of TA, the general partner of the general partner of TA Associates XI SMM AIV, L.P., TA AP VI SMM AIV, L.P., TA Strategic Partners Fund II, L.P. and TA Strategic Partners Fund II-A, L.P., and the general partner of TA Investors III, L.P.

The following is a list of the current executive officers of the Advisor, and their current positions with the Funds, if any:

Name	Position with Advisor	Position with the Funds
Judson P. Doherty	President and Chief Financial Officer	President and Principal Executive Officer

Michael D. Isaac	Chief Compliance Officer	Chief Compliance Officer

Bradley A. Thompson	Chief Investment Officer	None

Michael Chlan	Chief Technology Officer and	None
Chief Operating Officer

The address for each of the aforementioned officers, including Mr. Chapman, is 1061 Cliff Dawson Road, Watkinsville, Georgia 30677.

During the fiscal year ended May 31, 2010, the Stadion Managed Portfolio paid to the Advisor advisory fees of $3,234,967 and the Stadion Core Advantage Portfolio paid to the Advisor (net of voluntary fee waivers and expense reimbursements) advisory fees of $371,124.  There is no assurance that any fee waivers or expense reimbursement will continue in the future.  During the fiscal year ended May 31, 2010, the Stadion Managed Portfolio and the Stadion Core Advantage Portfolio paid the Advisor $31,531 and $4,157, respectively, for the services provided by the Chief Compliance Officer of the Trust.  The Chief Compliance Officer is an employee of the Advisor.  The Funds will continue to pay for services provided by the Chief Compliance Officer under the New Advisory Agreements.  Effective April 22, 2010, the Funds pay an annual aggregate fee of $82,500 to the Chief Compliance Officer.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Funds’ principal underwriter and, as such, is the exclusive agent for distribution of the Funds’ shares.  The Underwriter is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares.  Shares of the Funds are offered to the public on a continuous basis.  The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Funds.  Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Annual and Semiannual Reports

The Funds will furnish, without charge, a copy of their most recent annual report and most recent semi-annual report succeeding such Annual Report, if any, upon request.  To request the annual or semi-annual report, please call us toll free at __________, or write to Tina H. Bloom, Secretary, Stadion Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  The Funds’ Annual and Semi-Annual Reports are available for download at www.stadionfunds.com.

OTHER MATTERS

Shareholder Proposals

As a Delaware trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances.  The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees.  The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  Annual meetings of shareholders of the Funds are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Tina H. Bloom, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth below.  All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings.  The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders.  Each Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing a Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future.  To request a paper or email copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Stadion Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Funds toll-free at 1-866-383-7636 or email the Advisor at _____@stadionmoney.com.

By Order of the Board of Trustees,

Tina H. Bloom
Secretary

Date:    May __, 2011

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

EXHIBIT A:   FORM OF NEW ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into effective as of _________________, 2011, by and between the Stadion Investment Trust, a Delaware statutory trust (the “Trust”) on behalf of the [__________________] Portfolio, a series of shares of the Trust (the “Fund”), and Stadion Money Management, LLC., a Delaware limited liability company (hereinafter referred to as “Advisor”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust; and

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940 (“Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Advisor to render certain investment management services to the Fund, and the Advisor is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.         Obligations of Investment Advisor

(a)        Services.  The Advisor agrees to perform the following services (the “Services”) for the Trust:

(1)        manage the investment and reinvestment of the assets of the Fund;

(2)        continuously review, supervise, and administer the investment program of the Fund;

(3)        determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)        provide the Trust and the Fund with records concerning the Advisor’s activities under this Agreement which the Trust and the Fund are required to maintain; and

(5)        render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities.

The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

(b)        Expenses and Personnel.  The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein.  The Advisor shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(c)        Books and Records.  All books and records prepared and maintained by the Advisor for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Advisor shall surrender to the Trust and the Fund such of the books and records so requested.

2.         Fund Transactions.  The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund.  With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors.  The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term.  The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.         Compensation of the Advisor.  The Fund will pay to the Advisor an investment advisory fee (the “Fee”) equal to an annualized rate of 1.25% of the average daily net assets of the Fund up to $150 million and 1.00% of such assets over $150 million.  The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Advisor by the Fund within five (5) days after such calculation.

4.         Status of Investment Advisor.  The services of the Advisor to the Trust and the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Advisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.         Permissible Interests.  Trustees, agents, and stockholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Advisor are or may be interested in the Trust as trustees, stockholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.         Limits of Liability; Indemnification.  The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933 (“1933 Act”), except for information supplied by the Advisor for inclusion therein.  The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.

7.         Term.  This Agreement shall remain in effect until ________, 2013, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)        the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)        the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder);

(c)        The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

(d)        the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8.         Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.         Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

10.       Representations and Warranties.

(a)        Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Trust as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Georgia and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)        Representations and Warranties of the Trust.  The Trust hereby represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Commission under the Act; (iii) shares of each Fund are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.       Compliance Procedures.  The Advisor will, in accordance with Rule 206(4)-7 of the Advisers Act, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act and will provide the Trust with copies of such written policies and procedures upon request.

12.       Structure of Agreement.  The Trust is entering into this Agreement solely on behalf of the Fund.  Without limiting the generality of the foregoing: (a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

13.       Use of Names.  The Trust acknowledges that all rights to the name “Stadion” belongs to the Advisor, and that the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

14.       Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

15.       Notice.  Notices of any kind to be given to the Trust hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Stadion Investment Trust at 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, with a copy to Ultimus Fund Solutions, LLC at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or to such other address or to such individual as shall be so specified by the Trust to the Advisor.  Notices of any kind to be given to the Advisor hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to Stadion Money Management, Inc. at 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, Attention: Judson A. Doherty, or at such other address or to such individual as shall be so specified by the Advisor to the Trust.  Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

STADION INVESTMENT TRUST	STADION MONEY MANAGEMENT, LLC

By: Gregory L. Morris	By: Judson A. Doherty
Title: Chairman	Title: President